                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 17, 2005

                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

       Delaware                    1-9924                  52-1568099
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    (State or other              (Commission             (IRS Employer
    jurisdiction of              File Number)          Identification No.)
    incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[-] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[-] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[-] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[-] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

    Exhibit Number
    --------------
       1.01 Terms Agreement, dated June 10, 2005, among the Company and the underwriters named therein, relating to the offer and sale of the Company's Floating Rate Notes due May 18, 2010.

       4.01         Form of Note for the Company's Floating Rate Notes due May
                    18, 2010.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 17, 2005                        CITIGROUP INC.


                                            By:    /s/  Charles E. Wainhouse
                                               -----------------------------
                                            Name:  Charles E. Wainhouse
                                            Title: Assistant Treasurer